As filed with the Securities and Exchange Commission on July 15, 1998
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             LYNX THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                    94-3161073
   (State of Incorporation)              (I.R.S. Employer Identification Number)

                              --------------------

                              3832 Bay Center Place
                                Hayward, CA 94545
                                 (510) 670-9300

                              --------------------

                            OPTIONS GRANTED UNDER THE
                             1992 STOCK OPTION PLAN
                            (Full title of the plan)

                                Sam Eletr, Ph.D.
                             Chief Executive Officer
                             Lynx Therapeutics, Inc.
                              3832 Bay Center Place
                            Hayward, California 94545
                                 (510) 670-9300
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              --------------------

                                   Copies to:

                              James C. Kitch, Esq.
                               COOLEY GODWARD LLP
                              Five Palo Alto Square
                               3000 El Camino Real
                           Palo Alto, California 94306

                              --------------------

                         CALCULATION OF REGISTRATION FEE
====================================================================================================================================
       Title of Securities             Amount to be          Proposed Maximum          Proposed Maximum             Amount of
         to be Registered               Registered       Offering Price Per Share  Aggregate Offering Price     Registration Fee
                                                                    (1)                       (1)
====================================================================================================================================
Stock Options and Common Stock            600,000                 $8.8125                 $5,287,500                $1,559.81
(par value $.01)
====================================================================================================================================

(1)      Estimated  solely for the purpose of calculating the amount of the  registration  fee pursuant to Rule 457(h) under the
         Securities  Act of 1933,  as amended.  The offering  price per share and  aggregate  offering  price are based upon the average of the high and low prices of  Registrant's  Common Stock as reported on the Nasdaq  National  Market System on
         July 14, 1998.

                                EXPLANATORY NOTE

         This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 600,000 shares of the Registrant's Common Stock to be issued pursuant to the Registrant's 1992 Stock Option Plan, as amended (the "Plan"). The Registration Statement on Form S-8 previously filed with the Commission relating to the Plan (File No. 333-86634) is incorporated by reference herein.



                                    EXHIBITS


Exhibit
Number

5.1               Opinion of Cooley Godward LLP

23.1              Consent of Ernst & Young LLP, Independent Auditors

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24.1              Power of Attorney is contained on the signature page.

99.1              1992 Stock Option Plan, as amended



                                       2.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hayward, State of California, on July 15, 1998.


                            LYNX THERAPEUTICS, INC.




                            By:      /s/ Sam Eletr, Ph.D.
                                     -------------------------------------------
                                     Sam Eletr, Ph.D.
                                     Chief Executive Officer and Chairman of the
                                     Board of Directors



                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Sam Eletr and James C. Kitch, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the  requirements of the Securities Act, this  registration statement has been signed by the following  persons in the capacities and on the dates indicated.
                  Signature                     Title                        Date
                  ---------                     -----                        ----
    /s/ SAM ELETR                     Chief Executive Officer and         July 15, 1998
-----------------------------------   Chairman of the Board
     Sam Eletr, Ph.D.                 (Principal Executive Officer)


    /s/ CRAIG C. TAYLOR               Director                            July 15, 1998
-----------------------------------
     Craig C. Taylor

    /s/ WILLIAM K. BOWES, JR.         Director                            July 15, 1998
-----------------------------------
     William K. Bowes, Jr.

    /s/ SYDNEY BRENNER                Director                            July 15, 1998
-----------------------------------
     Sydney Brenner


                                       3.


    /s/ JAMES C. KITCH                Director                            July 15, 1998
-----------------------------------
     James C. Kitch

    /s/  KATHLEEN D. LA PORTE         Director                            July 15, 1998
-----------------------------------
     Kathleen D. La Porte


                                       4.

                                  EXHIBIT INDEX


      Exhibit                Description
       Number

          5.1   Opinion of Cooley Godward LLP                              6

         23.1   Consent of Ernst & Young LLP, Independent Auditors         7

         23.2   Consent of Cooley  Godward LLP is contained in
                Exhibit 5.1  to this  Registration Statement               6

         24.1   Power of Attorney is contained on the signature page       3

         99.1   1992 Stock Option Plan, as amended                         8


                                       5.